January 2024 Corporate Presentation Exhibit 99.2

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Forward-looking statements in this communication include, but are not limited to, statements regarding the expected expansion and enrollment of, and timing of data from, Neurogene’s Phase 1/2 clinical trials; statements regarding the potential of, and expectations regarding, Neurogene’s programs, including its EXACT technology, NGN-101, NGN-401 and its research stage opportunities; statements regarding market opportunities for Neurogene’s product candidates; the expected dosing of additional patients in Neurogene’s Phase 1/2 clinical trial of NGN-401; statements regarding the potential expansion of Neurogene’s Phase 1/2 clinical trial in Rett syndrome into the United Kingdom and/or the expansion of Cohort 1 to include additional patients; statements regarding future interactions with U.S. or foreign regulatory authorities; and statements regarding Neurogene’s cash runway. 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Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Neurogene’s limited operating history; the significant net losses incurred since inception of Neurogene; the ability to raise additional capital to finance operations; the ability to advance product candidates through non-clinical and clinical development; the ability to obtain regulatory approval for, and ultimately commercialize, Neurogene’s product candidates; the outcome of non-clinical testing and early clinical trials for Neurogene’s product candidates, including the ability of those trials to satisfy relevant governmental or regulatory requirements; Neurogene’s limited experience in designing clinical trials and lack of experience in conducting clinical trials; the ability to identify and pivot to other programs, product candidates, or indications that may be more profitable or successful than Neurogene’s current product candidates; expectations regarding the market and potential for Neurogene’s current product candidates; the substantial competition Neurogene faces in discovering, developing, or commercializing products; expectations regarding the potential tolerability, safety or efficacy for Neurogene’s current product candidates; the ability to attract, hire, and retain skilled executive officers and employees; the ability of Neurogene to protect its intellectual property and proprietary technologies; reliance on third parties, contract manufacturers, and contract research organizations; the ability to attract, hire, and retain skilled executive officers and employees; the ability of Neurogene to protect its intellectual property and proprietary technologies; risks related to Neurogene’s ability to correctly estimate its respective operating expenses, including its projected cash runway, and any unexpected costs, charges or expenses resulting from the merger with Neoleukin Therapeutics, Inc. (“Neoleukin”); and legislative, regulatory, political and economic developments and general market conditions. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC), the registration statement on Form S-4 filed with the SEC, as well as risk factors associated with companies, such as Neurogene, that operate in the biopharma industry. 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Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and Neurogene’s own internal estimates and research. In this Presentation, Neurogene relies on, and refers to, publicly available information and statistics regarding market participants in the sector in which Neurogene competes and other industry data. Any comparison of Neurogene to any other entity assumes the reliability of the information available to Neurogene. Neurogene obtained this information and statistics from third-party sources, including reports by market research firms and company filings. In addition, all of the market data included in this Presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. 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Neurogene is a Differentiated Clinical-Stage Company Utilizing EXACT Technology to Treat Complex Neurological Diseases Novel EXACT technology designed to overcome key limitations of conventional gene therapy Internal manufacturing provides financial and strategic pipeline flexibility Pipeline addresses attractive market opportunities, including Rett syndrome Internal manufacturing provides financial and strategic pipeline flexibility 2H:26 cash runway enables operations beyond clinical inflection points $

Funding for Key Near Term Milestones Obtained in Reverse Merger and Concurrent Private Financing Completed in 2023 *After the closing of merger, private placement, and 1-for-4 reverse stock split. This number includes 4,063,364 Neurogene Pre-Funded Warrants. Transaction Highlights Merger closed on December 18, 2023 Post-merger company trades on Nasdaq as Neurogene Inc. with ticker “NGNE” Simultaneously closed on ~$95M concurrent private placement 16,887,060 shares of common stock outstanding at closing* Cash balance of approximately $200M at closing Expected cash runway to fund operations into 2H:26 Rett syndrome (NGN-401) Expand ongoing Phase 1/2 clinical trial in 1H:24 to enroll a larger cohort of patients Interim Phase 1/2 clinical data 4Q:24 Additional Phase 1/2 clinical data from expansion and higher dose cohorts in 2H:25 CLN5 Batten disease (NGN-101) Interim Phase 1/2 clinical data in 2H:24 Engage in FDA discussions regarding a streamlined registrational pathway in 2H:24 Early-stage discovery Advance one early-stage program into the clinic (2025) Merger and concurrent financing secures funding to position Neurogene to deliver on anticipated near term milestones:

Product Candidate Indication IND* Enabling Phase I/2 Pivotal Near-Term Expected Milestones NGN-401 Rett Syndrome Interim Data 4Q:24, Additional Data 2H:25 NGN-101 CLN5 Batten Disease Interim Data 2H:24 Neurogene Clinical Stage Pipeline *IND = investigational new drug. Transgene Regulation CNS + Ocular Delivery Multiple discovery stage assets in development with plans to advance one program into the clinic in 2025

Variable Gene Expression Inefficient Gene Delivery Developed to Solve the Limitations of Conventional Gene Therapy in Complex Neurological Disorders Select ICV delivery approach to maximize AAV9 distribution to target CNS tissues Novel, modular EXACT gene regulation technology and other regulatory elements designed to optimize transgene expression to maximize the therapeutic window Safety Limitations Novel and proprietary EXACT gene regulation technology designed to avoid transgene related toxicity associated with conventional gene therapy Design products to maximize potency and purity for potentially optimized efficacy/safety profile Today’s Gene Therapy is Limited By: Neurogene’s Solutions: ICV = intracerebroventricular AAV = Adeno-associated virus CNS = central nervous system

Wholly-Owned and Fully Integrated In-House AAV Manufacturing GMP Manufacturing Toxicology Batch Manufacturing Process Development Quality Assurance Quality Control Analytical Development Flexibility to manufacture AAV product at low cost Own product quality and development timelines Process development expertise supports both HEK293 and Sf9/rBV manufacturing platforms Flexibility to rapidly adapt CMC execution to program needs 42,000 sq ft facility in Houston, with 6,000 sq ft of cleanrooms Current research and clinical-grade manufacturing capabilities are designed for commercial-grade product to avoid potential future comparability challenges

Experienced Leadership Team Backed by Top Tier Investors Rachel McMinn, Ph.D. Founder and CEO Christine Mikail, J.D. President and CFO Albena Patroneva, M.D. SVP, Clinical Development Effie Albanis, M.D. SVP, Early Clinical and Translationall Research Andrew Mulberg, M.D. SVP, Regulatory Affairs Ricardo Jimenez SVP, Technical Operations Arvind Sreedharan SVP, Business Operations Stuart Cobb, Ph.D. CSO Backed by a Syndicate of Thought-Leading Investors Leadership and Senior Management Team Healthcare Investment Fund AVIDITY PARTNERS

NGN-401 for Rett Syndrome Leveraging EXACT gene regulation technology

Rett Syndrome – Devastating Disorder with High Unmet Need Genetics X-Linked disorder causing mutations in the gene encoding for methyl-CpG binding protein 2 (MeCP2) One of the most common genetic causes of developmental and intellectual impairment in females   Unknown incidence in boys, but typically lethal by ~3 years of age due to no healthy copy of MeCP2 U.S. prevalence estimate based on published incidence rates; Laurvick CL, et al. J Pediatr 2006;148(3):347–35. WW incidence estimate based on published incidence rates; Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132. High Unmet Need There are no approved treatments that address root cause of disease Significant unmet need remains for new treatment options Compelling Market Opportunity U.S. prevalence - ~6,000-9,000 patients WW Incidence - 1:10,000-1:15,000 live female births

Rett syndrome (RTT) is a severe neurological disorder caused by mosaic mutations in X-linked MeCP2 gene Mice modeling RTT recapitulate many neurological phenotypes observed clinically; disease reversibility has been demonstrated in both immature and mature adult animals ~100% cells express 2x MeCP2 levels ~50% of cells express WT levels of MeCP2 ~50% are MeCP2 deficient Too little gene expression drives disease Too much gene expression drives disease Balanced treatment goal Rett Syndrome Treatment Requires Tight Gene Regulation *Represents female Rett syndrome; **Represents male duplication disorder; WT = wildtype Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132. Rett Syndrome* MeCP2 Duplication Disorder** NGN-401 is designed to deliver therapeutic levels of MeCP2 to deficient cells while maintaining a non-toxic level in unaffected cells

Acts As a Genetic Thermostat, Limiting Transgene Expression Protein Expressed EXACT miRNA controls transgene levels to targeted range Regulatory elements designed to avoid off-target effects EXACT is expected to enable gene therapy for Rett syndrome and other complex disorders

Designed to Widen Therapeutic Window and Enable Gene Therapy for Rett Syndrome Deficient Deficient +NGN-401 Endogenous Endogenous+NGN-401 Functional MeCP2 protein levels ~50% of cells express WT levels of MeCP2 ~50% are MeCP2 deficient Variable AAV Transduction EXACT Dampens Overexpression Wider Therapeutic Window Well tolerated in animal models Shows therapeutic effect in gold standard model

NGN-401 Demonstrates Efficacy and Safety in Mecp2 Mouse Models ICV Delivery of NGN-401 Delivers Targeted MeCP2 Levels Promoter EXACT miRNA Full length human MECP2 EXACT recognition sites AAV9 capsid Survival in Male Knockout 9 23 37wks Age (weeks) Survival in Female Het NGN-401 1e11 vg NGN-401 3e11 vg MECP2 EXACT1 NGN-401 (regulated) MECP2 Unregulated Unregulated 1e11 vg Unregulated 3e11 vg WT + Vehicle Male or female + Vehicle Het=heterozygous for Mecp2, mirroring genetic makeup of human females with Rett syndrome

NGN-401 Preclinical Data Enabled Pediatric Clinical Approach Promising efficacy, favorable safety profile DEMONSTRATED CONTROLLED MeCP2 LEVELS Robust MeCP2 levels to key brain areas PROVIDES TRANSLATIONAL FOUNDATION FOR HUMANS No evidence of off-target or MeCP2 tox GENERATED COMPREHENSIVE SAFETY PACKAGE Delivery of full-length MeCP2 MAXIMIZES THERAPEUTIC POTENTIAL U.S. FDA and UK MHRA cleared dosing directly into pediatric patients

“Relative” stability Risk of scoliosis increases Risk of seizures developing Hand function loss Cardinal Clinical Features of Rett Syndrome Loss of purposeful hand use & involuntary hand movements Loss of spoken language Loss of hand function Gait abnormalities Ambulation requiring assistance or non-ambulatory Severe apnea episodes Hyperventilation Constipation Difficulty swallowing Sleep disturbance Seizures Anxiety Scoliosis Muscle contractures Inability to Communicate Impaired Fine and Gross Motor Skills Autonomic Dysfunction Additional Disease Manifestations Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132. Normal Developmental delay Regression of gained skills Hand stereotypies GI tube placement common Spinal fusion surgery common Significant muscle rigidity/contractures Increased mobility loss Birth ~1-4 yrs ~4-10 yrs Adolescents to adults

Key Eligibility Criteria Female, age ≥4 to ≤10 years with Classic Rett syndrome Clinical diagnosis & genetic confirmation of pathogenic MeCP2 mutation Clinical Global Impression-Severity (CGI-S) score of 4-6 Efficacy Assessments of Interest Autonomic Function Objective device to monitor breathing Hand Function Physician assessment of improvement Communication Physician assessment of improvement Gross Motor Function Physician assessment of improvement Cohort 1 Study expansion N=5 Currently enrolling Starting dose of 1E15 vg (total) bracketed by two efficacious mouse doses, with > 4x safety margin from GLP tox study Preparing for dose escalation and cohort expansion to generate additional clinical data Key assessments at 3, 6, and 12 months, which include caregiver and clinician assessments – RSBQ, CGI-I and CGI-S Clinical Study For NGN-401 Designed to Evaluate Pediatric Population GLP = Good Laboratory Practice

NGN-401 Study Inclusion Criteria is Driven by Severity of Rett Syndrome Domains Under CGI-S Clinical domains CGI-S=1 CGI-S=2 CGI-S=3 CGI-S=4 CGI-S=5 CGI-S=6 CGI-S=7 Language/ Communication Normal May have unusual features (eg echolalia, reading disability) Phrases-sentences. May have conversations or echolalia <5 words Babbles Makes choices 25%-50% No words Babbles Makes choices ≤25% Vocalizations Occasionally screams Rarely or makes no choices No words No vocalizations Screams No choices Ambulation No impairment Normal, may have slight evidence of dystonia/ ataxia/ dyspraxia Walks, able to use stairs/run May ride tricycle or climb Walks independently Unable to use stairs or run Walks with assistance Stands with support or independently May walk with support Sits independently or with support Cannot sit Doesn’t stand or walk Hand use Normal, no impairment Normal, may have slight fine motor issue Bilateral pincer grasp. May use pen to write but has fine motor issues like tremor Reaches for objects, raking grasp or unilateral pincer May use utensils/cup Reaches No grasps Rarely-occasionally reaches out No grasp None Social (eye contact) Normal Occasional eye gaze avoidance Appropriate eye contact, >30s Eye contact <20s Eye contact <10s Eye contact, inconsistent 5s None Autonomic None Minimal No or minimal breathing abnormalities (<5%) warm, pink extremities Breathing dysrhythmia <50% No cynanosis Cool UE, Pink LE Breathing dysrhythmia 50% No cynanosis Cold UE, Pink LE Breathing dysrhythmia 50-100% May have cynanosis Cool UE or LE, may be blue Breathing dysrhythmia constantly with cynanosis Cold UE and LE, Mottled/blue Seizures None None or controlled None, with or without meds Monthly-weekly Weekly Weekly-daily Daily Attentiveness Normal Occasional inattention Attentive to conversation, follows commands 50-100% 50% <50% 0% Eligible for Phase 1/2 clinical trial Modest impairment Limited impairment

NGN-401 Phase 1/2 Clinical Trial Status Update and Anticipated Near Term Milestones Phase 1/2 Clinical Trial Status First patient dosed 3Q:23, second patient dosed 4Q:23 DSMB meeting completed in January 2024 to enable third patient dosing in early 1Q:24 No treatment-emergent, procedure-related or overexpression toxicity observed to date 2024 Anticipated Key Milestones Expand ongoing Phase 1/2 clinical trial in 1H:24 to enroll a larger cohort of patients Interim Phase 1/2 clinical data 4Q:24 Additional Phase 1/2 clinical data from expansion and higher dose cohorts in 2H:25 DSMB = Data safety monitoring board

NGN-101 for CLN5 Batten Disease Treating both CNS and vision through dual route of administration

CLN5 Batten Disease - Fatal, Neurodegenerative Disease With No Disease-Specific Treatment Options CLN5 Batten disease has no available treatment options Brineura, approved globally for a similar indication, CLN2, has transformed clinical outcomes in Batten disease Simonati A et al, Phenotype and natural history of variant late infantile ceroid-lipofuscinosis 5. Dev Med Child Neurol. 2017 Aug;59(8):815-821.

NGN-101 Dual Delivery Supported by Compelling Preclinical Data Dual route of administration First clinical gene therapy study targeting both neurodegeneration and vision loss NGN-101 dosing (ICV+IVT) in CLN5 knockout sheep Combination dosing leads to halting of disease progression CLN5+/- Control CLN5-/- Untreated CLN5-/- Treated NGN-101 dosing NGN-101 product design Promoter Full length Human CLN5 AAV9 capsid IVT = Intravitreal

Clinical Study Design For NGN-101 Addresses Vision and CNS Cohort 1 Cohort 3 N=2 N=3 Fully enrolled Low dose Currently enrolling Dose selection based on sheep studies showing significant treatment effects Key assessments every 6 and 12 months Age ≥3 to ≤9 years Genetic diagnosis of CLN5 Onset of disease ≤5 years of age  Score of ≥1 on the Hamburg motor domain at minimum, the equivalent of 20/200 visual acuity or better at the time of screening Efficacy Endpoints/Markers of Interest Optical Coherence Tomography (OCT) Preservation of key retinal layers is a leading indicator of vision stability Visual Acuity Stability in treated eye vs. worsening in untreated eye could provide evidence of clinical benefit Hamburg Motor Scale Scale has been used previously to support BMRN’s ERT Brineura® for CLN2 disease Key Eligibility Criteria ERT = Enzyme replacement therapy Cohort 2 N=1 Fully enrolled Mid dose

NGN-101 — Defining a Registration Path Plan to request FDA meeting in 2H:24 to align on clinical requirements for streamlined registration FDA meeting focused on finalizing CMC plans completed 4Q:23 FDA alignment on proposed comparability strategy for using Neurogene-made material with substantially improved profile to Phase 1/2 drug product Improved Manufacturing Process FDA accepted proposed potency assay strategy, a first milestone in determining continuation of the program Potency Assay Complete enrollment of high dose cohort in 2024 Continue collection of clinical trial data on vision and motor for analysis Ongoing natural history data collection and analysis Alignment with FDA on Streamlined Registration Pathway Required to Move Program Forward

Key Milestone Events

Key Upcoming Anticipated Milestones and Pipeline Developments Rett syndrome (NGN-401) Expand ongoing Phase 1/2 clinical trial in 1H:24 to enroll a larger cohort of patients Interim Phase 1/2 clinical data 4Q:24 Additional Phase 1/2 clinical data from expansion and higher dose cohorts in 2H:25 CLN5 Batten disease (NGN-101) Interim Phase 1/2 clinical data in 2H:24 Engage in FDA discussions regarding a streamlined registrational pathway in 2H:24 Early-stage discovery Advance one program into the clinic (2025) Approximately $200 million cash on hand as of Dec 2023 expected to fund operations into 2H:26

Why Neurogene? Unlocking multi-billion dollar neurological disease markets Proprietary capabilities and technology enable addressing complex diseases Strategy focused on efficiency and maximizing probability of success Leadership team with deep operational, technological and clinical experience Leading life sciences investor syndicate Strong balance sheet and fiscally disciplined approach

Appendix

Rett Syndrome Primarily Results from Loss of MECP2 Function in the Brain, Making the Brain the Key Target Area for Gene Therapy Limiting expression of MeCP2 to only the brain/spinal cord results in a near normal mouse NHP biodistribution study shows 10-100x greater distribution for ICV/ICM compared to IT-L Delivery of NGN-401 via ICV chosen to maximize MECP2 expression in the brain Ross et al., 2016 Hum. Mol. Genetics. PMID: 28173151 NHP data from ASGCT 2021 Annual meeting May 11-14 Peripheral Mecp2 Knock Out Mouse NHP AAV9 Biodistribution Across Key Brain areas Mecp2 Knockout Peripheral knockout WT

Delivers Consistent Levels of MECP2 Expression on Cell-by-Cell Basis Conventional NGN-MECP2 Achieves Narrow Expression of MECP2* EXACT GTx Conventional GTx *mouse cortex immunohistochemistry Neurogene Confidential Information

NGN-401 Demonstrates Tight MECP2 Regulation That Translates to Compelling Outcomes in a Knockout Mouse Model Promoter EXACT miRNA Full length human MECP2 EXACT recognition sites ICV Delivery of NGN-401 Delivers Targeted MECP2 Levels Survival 9 23 37wks Age (weeks) *RTT scored 0-5 for six domains: mobility, gait, clasping, breathing, tremor, body condition Clinical Score* NGN-401 1e11 vg NGN-401 3e11 vg Age (weeks) Key domains improved: Motor Gait Breathing AAV9 capsid

NGN-401 low dose NGN-401 high dose AAV9-RTT251 low dose AAV9-RTT251 high dose NGN-401 Via ICV Delivery Well Tolerated in Multiple Studies While Conventional Unregulated Gene Therapy is Toxic NOTE: toxicity scoring developed to capture phenotypes associated with MeCP2 overexpression including general condition, tremor, loss of limb use. *Regulated includes NGN-401 and another EXACT vector; data at 30 days NCV=nerve conduction velocity; NHP = non-human primates NGN-401 Well Tolerated in Female Mouse Model, Unregulated MeCP2 Highly Toxic NGN-401 Well Tolerated in NHP studies, While Unregulated MeCP2 Demonstrates Early Toxicity Tight mRNA Levels in NHPs for NGN-401, While Unregulated Has Substantially Greater Variance NCV unaltered NCV reduced >3m/s Complete loss of NCV response Unregulated 3 2 1 Regulated* 13 2

NGN-401 Distribution and Expression Levels in NHPs Support Encouraging Profile for Human Testing NGN-401 distributes to key regions underlying RTT pathophysiology in WT non-human primates Degree of mRNA expression tracks vector genome biodistribution of AAV9 across key brain regions Aggregate transgene expression below levels of endogenous MECP2 mRNA (100% of cells), avoiding overexpression concerns Seizure Speech Behavior Motor Sensory motor Autonomic Vector biodistribution NGN-401 mRNA Expression Levels Below Endogenous Vector Biodistribution with ICV Administration Addresses Key Areas of the Brain Affected in Rett Syndrome Endogenous MECP2 NGN-401 3.7e13 vg NGN-401 1.1e14 vg

GLP Toxicology in NHPs Support Favorable Safety Profile NGN-401 evaluated in GLP NHP toxicology study with 90-day and 180-day cohorts No signs or symptoms of MeCP2 overexpression observed >4x safety margin relative to NGN-401 clinical starting dose in Phase 1/2 Overall toxicology profile consistent with typical profile of intra-CSF administered AAV9 product Slight to minimal non-adverse pathology detected in the dorsal root ganglion (DRG) nerves Early and transient liver enzyme elevations observed, which resolved quickly without intervention

Explanation of CGI-I and RSBQ CGI-I (Clinician Global Impression of Improvement) 1=Very much Improved 2=Much Improved 3=Minimally Improved 7=Very much Worsened 6=Much Worse 5=Minimally Worse RSBQ (Rett Syndrome Behavior Questionnaire) 4=No Change Domain Total Possible Points (90) General mood 16 Breathing problems 10 Hand behaviors 12 Repetitive face movements 8 Body rocking and expressionless face 12 Nighttime behaviors 6 Fear/anxiety 8 Other 18 Score Definition 0 not true 1 somewhat or sometimes true 2 very true